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                                  EXHIBIT 10.31

                      SECOND AMENDMENT TO CREDIT AGREEMENT
                      ------------------------------------

         This SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made as of the 19th day of November, 2000, by and among CECO GROUP, INC., CECO FILTERS, INC., AIR PURATOR CORPORATION, NEW BUSCH CO., INC., THE KIRK & BLUM MANUFACTURING COMPANY and KBD/TECHNIC, INC. (the "Borrowers"), and PNC BANK, NATIONAL ASSOCIATION ("PNC"), individually and as agent for itself and the other banks (collectively, the "Banks") which from time to time are parties to the hereinafter defined Credit Agreement (in such capacity, the "Agent").

                                   BACKGROUND
                                   ----------

         A. The Agent, the Banks and the Borrowers are parties to a Credit Agreement dated as of December 7, 1999 as amended by Amendment to Credit Agreement, date as of March 28, 2000 (as amended, the "Credit Agreement").

         B. The Borrowers have requested and the Agent and the Banks have agreed to amend the Credit Agreement on the terms and conditions set forth herein.

         Now, Therefore, in consideration of the foregoing and for good and valuable consideration, the legality and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

         1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

         2. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

         (a) Section 5.2 of the Credit Agreement is hereby amended by inserting the following new subsection (f):

         "(f) (i) internally prepared consolidated financial projections for CECO for the quarter ending December 31, 2000 on or before December 15, 2000; (ii) internally prepared preliminary consolidated financial projections for CECO for the fiscal year ending December 31, 2001 on or before December 15, 2000; (iii) internally prepared final consolidated financial projections for CECO for the fiscal year ending December 31, 2001 on or before January 31, 2001, together with a written explanation of any changes to the preliminary projections for such period; (iv) internally prepared financial statements of CECO for the quarter and fiscal year ending December 31, 2000, and covenant compliance calculations for such periods, on or before February 15, 2001. Notwithstanding any provision to the contrary contained in this Agreement, the Borrowers' failure to deliver any of the items required by this subsection (f) shall constitute and immediate Event of Default without any required notice or cure period."

         (b) Section 6.1(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:
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"Interest Coverage Ratio. Permit the Interest Coverage Ratio for the period (i)
beginning January 1, 2000 and ending June 30, 2000 to be less than 1.50 to 1, or
(ii) beginning January 1, 2000 and ending September 30, 2000 to be less than
1.50 to 1, or permit the Interest Coverage Ratio, as of the end of any fiscal quarter ending during the periods specified below, for the prior four consecutive fiscal quarters, to be less than the ratio set forth opposite such period:

--------------------------------------------------------------------------------
Last Day of Fiscal Quarter During Period       Interest  Coverage  Ratio Not
                                               To Be Less Than
--------------------------------------------------------------------------------
December 31, 2000 through December 30, 2001              2.50 to 1
--------------------------------------------------------------------------------
December 31, 2001 through December 30, 2002              3.25 to 1
--------------------------------------------------------------------------------
December 31, 2002 through December 30, 2003              3.75 to 1
--------------------------------------------------------------------------------
December 31, 2003 through Termination Date               4.00 to 1
--------------------------------------------------------------------------------

         (c) Section 6.1(e) of the Credit Agreement is hereby amended by deleting the "$5,100,000" amount in the third row of the table with respect to the period from January 1, 2000 through September 30, 2000, and inserting "$3,900,000" in its place.

         (d) Section 6.8 of the Credit Agreement is hereby amended by inserting the following sentence at the end of such Section:

         "Notwithstanding anything herein to the contrary, the Borrowers shall not pay management fees to CECO in excess of $40,000 for each of the months of October, November and December, 2000."

         3. Additional Covenant. The Borrowers and Green Diamond Oil Corp. ("Green Diamond") agree that the scheduled payment to Green Diamond on the Subordinated Debt (as defined in the Subordination Agreement) due on or about September 30, 2000 shall be deferred until December 31, 2000, and no payment of principal or interest on the Subordinated Debt may be made to or received by Green Diamond before December 31, 2000. Notwithstanding any provision to the contrary contained in the Credit Agreement, the Borrowers' failure to comply with this Section 3 shall constitute an immediate Event of Default without any required notice or cure period.

         4. Amendment to the Loan Documents. All references to the Credit Agreement in the Loan Documents and in any documents executed in connection therewith shall be deemed to refer to the Credit Agreement as amended by this Amendment.

         5. Ratification of the Loan Documents.Notwithstanding anything to the contrary herein contained or any claims of the parties to the contrary, the Agent, the Banks and the Borrowers agree that the Loan Documents and each of the documents executed in connection therewith are in full force and effect and each such document shall remain in full force and effect, as further amended by this Amendment, and each of the Borrowers hereby ratifies and confirms its obligations thereunder.
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         6. Representations and Warranties.

         (a) Each Borrower hereby certifies that (i) the representations and warranties of such Borrower in the Credit Agreement are true and correct in all material respects as of the date hereof, as if made on the date hereof and (ii) no Event of Default and no event which could become an Event of Default with the passage of time or the giving of notice, or both, under the Credit Agreement or the other Loan Documents exists on the date hereof.

         (b) Each Borrower further represents that it has all the requisite power and authority to enter into and to perform its obligations under this Amendment, and that the execution, delivery and performance of this Amendment have been duly authorized by all requisite action and will not violate or constitute a default under any provision of any applicable law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect or of the Articles of Incorporation or by-laws of such Borrower, or of any indenture, note, loan or credit agreement, license or any other agreement, lease or instrument to which such Borrower is a party or by which such Borrower or any of its properties are bound.

         (c) Each Borrower also further represents that its obligation to repay the Loans, together with all interest accrued thereon, is absolute and unconditional, and there exists no right of set off or recoupment, counterclaim or defense of any nature whatsoever to payment of the Loans.

         (d) Each Borrower also further represents that there have been no changes to the Articles of Incorporation, by-laws or other organizational documents of each such Borrower since the most recent date true and correct copies thereof were delivered to the Agent.

         7. Conditions Precedent. The effectiveness of the amendments set forth herein is subject to the fulfillment, to the satisfaction of the Agent and its counsel, of the following conditions precedent:

         (a) The Borrowers shall have delivered to the Agent the following, all of which shall be in form and substance satisfactory to the Agent and shall be duly completed and executed:

             (i) This Amendment and the consent of the Guarantor and the Subordinated Creditor listed on the consents attached hereto; and

             (ii) Such additional documents, certificates and information as the Agent may require pursuant to the terms hereof or otherwise reasonably request. (b) The Borrowers shall have received not less than $120,000 in cash from Green Diamond as a repayment of interest previously paid to Green Diamond by the Borrowers.

         (c) After giving effect to the amendments contained herein, the representations and warranties set forth in the Credit Agreement shall be true and correct on and as of the date hereof.

         (d) After giving effect to the amendments contained herein, no Event of Default hereunder, and no event which, with the passage of time or the giving of
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notice, or both, would become such an Event of Default shall have occurred and be continuing as of the date hereof.

         (e) The Borrowers shall have paid the reasonable fees and disbursements of the Agent's counsel incurred in connection with this Amendment.

         6. No Waiver. Except as expressly provided herein, this Amendment does not and shall not be deemed to constitute a waiver by the Agent or the Banks of any Event of Default, or of any event which with the passage of time or the giving of notice or both would constitute an Event of Default, nor does it obligate the Agent or the Banks to agree to any further modifications to the Credit Agreement or any other Loan Document or constitute a waiver of any of the Agent's or the Banks' other rights or remedies.
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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.


                          CECO GROUP, INC.

                          By: /s/ Marshall J. Morris
                          Name: /s/ Marshall J. Morris
                          Title: /s/  CFO

                          CECO FILTERS, INC.

                          By: /s/ Marshall J. Morris
                          Name: /s/ Marshall J. Morris
                          Title: /s/ Secretary

                          AIR PURATOR CORPORATION

                          By: /s/ Marshall J. Morris
                          Name: /s/ Marshall J. Morris
                          Title: /s/ Secretary

                          NEW BUSCH CO., INC.

                          By: /s/ Marshall J. Morris
                          Name: /s/ Marshall J. Morris
                          Title: /s/ Secretary

                          THE KIRK & BLUM MANUFACTURING COMPANY

                          By: /s/ David D. Blum
                          Name: /s/ David D. Blum
                          Title: /s/ VP
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                          KBD/TECHNIC, INC.

                          By: /s/ Marshall J. Morris
                          Name: /s/ Marshall J. Morris
                          Title: /s/ Assist. Secretary

                          PNC BANK, NATIONAL ASSOCIATION,
                          as Agent and as a Bank

                          By: /s/ John G. Siegrist
                          Title: /s/ Vice President

                          FIFTH THIRD BANK, as a Bank

                          By: /s/ David Alexander
                          Title: /s/ Fifth Third Bank - Assistant Vice President

                          BANK ONE, N.A., as a Bank

                          By: /s/ Mark Palazzo
                          Title: /s/ 1st Vice President
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                               GUARANTOR'S CONSENT

         By Corporate Guaranty, dated December 7, 2000 (the "Guaranty"), the undersigned (the "Guarantor") guaranteed to the Agent and the Banks, subject to the terms and conditions set forth therein, the prompt payment and performance of all of the Obligations (as defined therein). The Guarantor consents to the Borrowers' execution of the foregoing Second Amendment to Credit Agreement. The Guarantor hereby acknowledges and agrees that the Guaranty remains unaltered and in full force and effect and is hereby ratified and confirmed in all respects.



                               CECO ENVIRONMENTAL CORP.


                               By: /s/ Marshall J. Morris
                               Title: /s/ CFO
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                         SUBORDINATED CREDITOR'S CONSENT

         The undersigned (the "Subordinated Creditor") is a party to the Subordination Agreement with the Agent and the Banks and other subordinated creditors, dated December 7, 2000 (the "Subordination Agreement"). The Subordinated Creditor consents to the Borrowers' execution of the foregoing Second Amendment to Credit Agreement. The Subordinated Creditor agrees that
Section 3 of the foregoing Second Amendment to Credit Agreement applies to it and that such Subordinated Creditor is bound thereby. The Subordinated Creditor hereby acknowledges and agrees that, except as provided in Section 3 of the foregoing Second Amendment to Credit Agreement, the Subordination Agreement remains unaltered and in full force and effect and is hereby ratified and confirmed in all respects.


                               GREEN DIAMOND OIL CORP.


                               By: /s/ Phillip DeZwirek
                               Title: /s/ President